UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

May
Date of reporting period:
May 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders

Multi-Manager Value Strategies Fund
Institutional Class / CZMVX
Annual Shareholder Report | May 31, 2025
This annual shareholder report contains important information about Multi-Manager Value Strategies Fund (the Fund) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 71	0.69%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Stock selection
| Selection in the health care and information technology sectors boosted the Fund’s relative results most during the annual period.
Allocations
| An underweight to the health care sector and an overweight to the information technology sector positively impacted relative performance.
Individual holdings
| Positions in Broadcom, Inc., a global semiconductor and infrastructure software solutions company, and Abbott Laboratories, a developer and manufacturer of health care products, and an underweight to Thermo Fisher Scientific, Inc., a health care life sciences tools and services provider, were among the top contributors to Fund relative performance.
Top Performance Detractors
Stock selection

I

Selection in the consumer staples, energy, industrials and materials sectors detracted from the Fund’s relative results during the annual period.
Allocations
| Overweights to the energy and consumer discretionary sectors, an underweight to the utilities sector and the Fund’s cash holdings detracted from relative performance.
Individual holdings
| Overweights to ConocoPhillips Co., an oil and gas exploration and production company, and Diamondback Energy, Inc., a developer of unconventional onshore oil and natural gas reserves, and not holding Phillip Morris International, a multi-national tobacco company with a growing percentage of smoke-free product sales, were among the top detractors.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class (a),(b)	6.41	12.76	9.28
Russell 1000® Value Index	8.91	13.02	8.60
Russell 1000® Index	13.73	15.66	12.58
(a)
The returns shown for periods prior to January 3, 2017 (including Since Fund Inception returns, if shown) include the returns of Class A. Class A shares were offered prior to the Fund's Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

(b)
The Fund’s performance prior to May 27, 2025, reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.

The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 4,982,358,659
Total number of portfolio holdings	352
Management services fees (represents 0.59% of Fund average net assets)	$ 29,904,546
Portfolio turnover for the reporting period	49%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
JPMorgan Chase & Co.	2.6%
Abbott Laboratories	2.0%
American International Group, Inc.	2.0%
Exxon Mobil Corp.	1.8%
ConocoPhillips Co.	1.7%
Union Pacific Corp.	1.7%
Amazon.com, Inc.	1.6%
Berkshire Hathaway, Inc., Class B	1.6%
Bank of America Corp.	1.5%
Texas Instruments, Inc.	1.5%
Asset Categories
Equity Sector Allocation
Certain Fund Changes
This is a summary of certain changes to the Fund during the reporting period. For more complete information, you may review the Fund’s prospectus, which is available at
columbiathreadneedleus.com/resources/literature
or upon request at
1-800-345-6611
.
Effective May 27, 2025 (the Effective Date), Dimensional Fund Advisors, LP (DFA) no longer serves as a subadviser to the Fund and American Century Investment Management, Inc. (American Century) assumed day-to-day management of a portion of the Fund’s portfolio. Accordingly, as of the Effective Date, the Fund’s principal investment strategies are revised to replace DFA's investment strategy and process with that of American Century.
Availability of Additional Informa
tio
n
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Multi-Manager Value Strategies Fund | Institutional Class

|

ASR116_08_(07/25)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	May 31, 2025	May 31, 2024	May 31, 2025	May 31, 2024
Audit fees (a)	31,514	31,493	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	14,845	12,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	474,000	581,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Multi-Manager Value Strategies Fund
Annual Financial Statements and Additional Information
May 31, 2025

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Multi-Manager Value Strategies Fund | 2025

Portfolio of Investments
May 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 6.4%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	2,195,564	61,036,679
GCI Liberty, Inc. Escrow(a),(b),(c)	8,656	0
Verizon Communications, Inc.	779,641	34,273,019
Total		95,309,698
Entertainment 1.1%
Electronic Arts, Inc.	2,739	393,813
Liberty Media Corp.-Liberty Formula One, Class A(b)	641	56,485
Sphere Entertainment Co.(b)	476	17,945
Walt Disney Co. (The)	474,831	53,674,896
Warner Bros Discovery, Inc.(b)	2,149	21,426
Total		54,164,565
Interactive Media & Services 2.1%
Alphabet, Inc., Class A	171,409	29,437,781
Alphabet, Inc., Class C	138,368	23,916,909
Meta Platforms, Inc., Class A	83,473	54,047,933
Total		107,402,623
Media 0.9%
Comcast Corp., Class A	1,190,292	41,148,394
Fox Corp., Class A	1,299	71,367
Fox Corp., Class B	12,518	629,405
Interpublic Group of Companies, Inc. (The)	8,064	193,213
Liberty Broadband Corp., Class C(b)	801	75,134
News Corp., Class B	6,014	196,778
Omnicom Group, Inc.	1,347	98,924
Paramount Global, Class A	3,915	88,675
Paramount Global, Class B	81,905	991,051
Total		43,492,941
Wireless Telecommunication Services 0.4%
T-Mobile US, Inc.	78,712	19,064,046
Total Communication Services		319,433,873
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 11.6%
Automobile Components 0.2%
Aptiv PLC(b)	71,563	4,781,124
Autoliv, Inc.	34,682	3,566,003
BorgWarner, Inc.	71,551	2,367,623
Lear Corp.	14,315	1,294,362
Phinia, Inc.	154	6,684
Total		12,015,796
Automobiles 1.2%
Ford Motor Co.	1,294,007	13,431,793
General Motors Co.	888,540	44,080,469
Total		57,512,262
Broadline Retail 2.4%
Amazon.com, Inc.(b)	395,332	81,047,013
Dillard’s, Inc., Class A	889	352,062
eBay, Inc.	214,524	15,696,721
MercadoLibre, Inc.(b)	9,395	24,082,110
Total		121,177,906
Distributors 0.0%
LKQ Corp.	31,874	1,289,941
Diversified Consumer Services 0.1%
Grand Canyon Education, Inc.(b)	7,554	1,494,521
Stride, Inc.(b)	23,894	3,617,313
Total		5,111,834
Hotels, Restaurants & Leisure 1.9%
Boyd Gaming Corp.	28,027	2,101,184
Carnival Corp.(b)	402,660	9,349,765
Chipotle Mexican Grill, Inc.(b)	208,737	10,453,549
Las Vegas Sands Corp.	18,293	752,940
McDonald’s Corp.	82,599	25,923,696
Norwegian Cruise Line Holdings Ltd.(b)	12,583	222,090
Royal Caribbean Cruises Ltd.	66,831	17,173,562
Starbucks Corp.	257,230	21,594,458
Texas Roadhouse, Inc.	30,365	5,927,552
Total		93,498,796
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.9%
Garmin Ltd.	805	163,391
Lennar Corp., Class A	46,868	4,971,757
Lennar Corp., Class B	6,131	621,070
NVR, Inc.(b)	4,574	32,548,264
PulteGroup, Inc.	71,672	7,026,006
Total		45,330,488
Leisure Products 0.1%
Mattel, Inc.(b)	108,848	2,061,581
Specialty Retail 3.6%
Best Buy Co., Inc.	40,285	2,670,090
Burlington Stores, Inc.(b)	16,695	3,810,968
CarMax, Inc.(b)	608,059	39,195,483
Dick’s Sporting Goods, Inc.	25,170	4,513,988
Gap, Inc. (The)	99,351	2,216,521
Home Depot, Inc. (The)	87,507	32,227,953
Lithia Motors, Inc., Class A	3,067	971,963
Murphy U.S.A., Inc.	8,435	3,599,974
Penske Automotive Group, Inc.	2,509	411,928
Ross Stores, Inc.	104,948	14,702,165
TJX Companies, Inc. (The)	346,942	44,026,940
Tractor Supply Co.	184,961	8,952,112
Ulta Beauty, Inc.(b)	23,527	11,092,039
Urban Outfitters, Inc.(b)	34,709	2,426,159
Williams-Sonoma, Inc.	50,941	8,240,216
Total		179,058,499
Textiles, Apparel & Luxury Goods 1.2%
Capri Holdings Ltd.(b)	1,180	21,381
Crocs, Inc.(b)	28,691	2,926,482
Deckers Outdoor Corp.(b)	1,315	138,759
Levi Strauss & Co., Class A	47,982	832,488
lululemon athletica, Inc.(b)	133,651	42,323,262
NIKE, Inc., Class B	129,476	7,844,951
Ralph Lauren Corp.	16,907	4,680,027
Total		58,767,350
Total Consumer Discretionary		575,824,453
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 8.7%
Beverages 0.7%
Celsius Holdings, Inc.(b)	102,815	3,894,632
Coca-Cola Co. (The)	243,203	17,534,936
Constellation Brands, Inc., Class A	34,445	6,141,199
Keurig Dr. Pepper, Inc.	11,695	393,771
PepsiCo, Inc.	60,966	8,013,981
Total		35,978,519
Consumer Staples Distribution & Retail 4.5%
Albertsons Companies, Inc., Class A	16,463	365,973
BJ’s Wholesale Club Holdings, Inc.(b)	59,407	6,725,466
Casey’s General Stores, Inc.	15,424	6,752,010
Costco Wholesale Corp.	40,000	41,607,200
Dollar General Corp.	108,139	10,516,518
Dollar Tree, Inc.(b)	114,983	10,378,366
Kroger Co. (The)	245,802	16,771,070
Sprouts Farmers Market, Inc.(b)	40,443	6,990,977
Sysco Corp.	644,229	47,028,717
Target Corp.	355,419	33,412,940
U.S. Foods Holding Corp.(b)	4,246	335,944
Walmart, Inc.	434,682	42,911,807
Total		223,796,988
Food Products 1.4%
Archer-Daniels-Midland Co.	1,878	90,651
Bunge Global SA	4,700	367,305
General Mills, Inc.	681,637	36,985,624
Hershey Co. (The)	47,970	7,708,299
Ingredion, Inc.	14,026	1,951,297
Lamb Weston Holdings, Inc.	8,239	459,571
Mondelez International, Inc., Class A	282,490	19,065,250
Pilgrim’s Pride Corp.	25,437	1,250,483
Total		67,878,480
Household Products 1.8%
Colgate-Palmolive Co.	584,379	54,312,184
Procter & Gamble Co. (The)	205,925	34,984,598
Total		89,296,782
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Care Products 0.1%
Estee Lauder Companies, Inc. (The), Class A	78,176	5,233,102
Kenvue, Inc.	76,282	1,820,851
Total		7,053,953
Tobacco 0.2%
Altria Group, Inc.	181,157	10,979,926
Total Consumer Staples		434,984,648
Energy 7.6%
Energy Equipment & Services 0.2%
Baker Hughes Co.	62,661	2,321,590
Halliburton Co.	108,497	2,125,456
TechnipFMC PLC	171,910	5,354,997
Total		9,802,043
Oil, Gas & Consumable Fuels 7.4%
Antero Midstream Corp.	106,312	1,996,539
APA Corp.	35,205	598,837
Cheniere Energy, Inc.	61,565	14,590,289
Chevron Corp.	144,542	19,758,891
Chord Energy Corp.	5,473	492,570
ConocoPhillips Co.	992,054	84,671,809
Coterra Energy, Inc.	300,275	7,299,685
Devon Energy Corp.	212,903	6,442,445
Diamondback Energy, Inc.	262,095	35,264,882
EOG Resources, Inc.	242,540	26,332,568
Exxon Mobil Corp.	877,111	89,728,455
Hess Corp.	105,089	13,891,715
Hess Midstream LP, Class A	19,019	703,703
Matador Resources Co.	7,153	307,651
Occidental Petroleum Corp.	174,394	7,111,787
Ovintiv, Inc.	65,504	2,346,353
Permian Resources Corp.	172,296	2,172,653
Range Resources Corp.	90,066	3,426,111
Targa Resources Corp.	62,117	9,810,138
Valero Energy Corp.	154,645	19,944,566
Williams Companies, Inc. (The)	342,320	20,713,783
Total		367,605,430
Total Energy		377,407,473
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 21.5%
Banks 5.7%
Bank of America Corp.	1,719,987	75,903,026
East West Bancorp, Inc.	35,693	3,255,202
Fifth Third Bancorp	26,172	999,509
First Citizens BancShares Inc., Class A	2,271	4,198,806
Huntington Bancshares, Inc.	12,914	201,846
JPMorgan Chase & Co.	483,636	127,679,904
KeyCorp	1,554,357	24,652,102
PNC Financial Services Group, Inc. (The)	96,967	16,853,834
Truist Financial Corp.	5,948	234,946
Wells Fargo & Co.	383,719	28,694,507
Zions Bancorp	3,407	161,355
Total		282,835,037
Capital Markets 3.1%
Bank of New York Mellon Corp. (The)	250,671	22,211,957
Blackrock, Inc.	18,788	18,410,173
Blackstone, Inc.	46,477	6,449,149
Carlyle Group, Inc. (The)	18,356	829,691
CME Group, Inc.	80,124	23,155,836
Franklin Resources, Inc.	1,102	23,847
Morgan Stanley	329,735	42,215,972
Nasdaq, Inc.	258,979	21,635,106
Northern Trust Corp.	75,216	8,028,556
Raymond James Financial, Inc.	50,458	7,416,317
T. Rowe Price Group, Inc.	25,762	2,411,066
Total		152,787,670
Consumer Finance 1.8%
Ally Financial, Inc.	126,683	4,433,905
American Express Co.	91,194	26,815,596
Capital One Financial Corp.	257,111	48,632,545
OneMain Holdings, Inc.	41,026	2,126,788
SLM Corp.	81,198	2,628,379
Synchrony Financial	103,458	5,964,354
Total		90,601,567
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 2.7%
Berkshire Hathaway, Inc., Class B(b)	156,501	78,870,244
Corebridge Financial, Inc.	103,340	3,369,917
Equitable Holdings, Inc.	67,960	3,593,045
Fidelity National Information Services, Inc.	35,205	2,802,670
Jackson Financial, Inc., Class A	20,173	1,652,371
MGIC Investment Corp.	54,106	1,431,104
PayPal Holdings, Inc.(b)	3,658	257,084
Visa, Inc., Class A	123,295	45,026,101
Total		137,002,536
Insurance 8.2%
Aflac, Inc.	19,277	1,995,940
Allstate Corp. (The)	74,048	15,540,454
American Financial Group, Inc.	16,066	1,991,863
American International Group, Inc.	1,174,765	99,432,110
Aon PLC, Class A	154,053	57,320,040
Arch Capital Group Ltd.	111,024	10,551,721
Assurant, Inc.	25,162	5,107,383
Axis Capital Holdings Ltd.	21,087	2,188,831
Chubb Ltd.	99,444	29,554,757
Cincinnati Financial Corp.	2,107	317,778
F&G Annuities & Life, Inc.	5,189	165,840
Fidelity National Financial, Inc.	25,287	1,384,969
Globe Life, Inc.	40,958	4,991,551
Hartford Insurance Group, Inc. (The)	252,661	32,805,504
Markel Group, Inc.(b)	491	953,375
Marsh & McLennan Companies, Inc.	117,298	27,407,851
MetLife, Inc.	574,124	45,114,664
Primerica, Inc.	5,983	1,619,000
Principal Financial Group, Inc.	59,369	4,624,251
Progressive Corp. (The)	103,287	29,429,565
Prudential Financial, Inc.	83,045	8,627,545
RenaissanceRe Holdings Ltd.	15,476	3,860,024
Travelers Companies, Inc. (The)	72,670	20,035,119
Unum Group	40,609	3,318,161
Total		408,338,296
Total Financials		1,071,565,106
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 10.0%
Biotechnology 1.5%
AbbVie, Inc.	156,888	29,198,426
Biogen, Inc.(b)	25,021	3,247,476
Exelixis, Inc.(b)	95,583	4,113,892
Gilead Sciences, Inc.	358,423	39,455,204
Total		76,014,998
Health Care Equipment & Supplies 3.3%
Abbott Laboratories	767,554	102,529,863
Becton Dickinson & Co.	30,224	5,216,360
Hologic, Inc.(b)	16,303	1,013,558
IDEXX Laboratories, Inc.(b)	25,356	13,016,756
Masimo Corp.(b)	23,060	3,747,250
Medtronic PLC	465,504	38,627,522
Total		164,151,309
Health Care Providers & Services 1.9%
Centene Corp.(b)	196,525	11,091,871
Corvel Corp.(b)	6,046	672,738
HCA Healthcare, Inc.	65,912	25,138,178
Labcorp Holdings, Inc.	166,150	41,366,366
UnitedHealth Group, Inc.	41,174	12,430,842
Universal Health Services, Inc., Class B	22,129	4,212,255
Total		94,912,250
Life Sciences Tools & Services 0.0%
West Pharmaceutical Services, Inc.	2,326	490,437
Pharmaceuticals 3.3%
Bristol-Myers Squibb Co.	328,912	15,879,871
Elanco Animal Health, Inc.(b)	22,813	306,607
Jazz Pharmaceuticals PLC(b)	26,090	2,819,546
Johnson & Johnson	332,937	51,675,152
Merck & Co., Inc.	451,082	34,661,141
Pfizer, Inc.	1,700,399	39,942,372
Viatris, Inc.	112,443	988,374
Zoetis, Inc.	104,230	17,576,305
Total		163,849,368
Total Health Care		499,418,362
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 14.8%
Aerospace & Defense 1.5%
ATI, Inc.(b)	59,257	4,719,228
BWX Technologies, Inc.	30,963	3,888,953
General Dynamics Corp.	61,617	17,159,718
L3Harris Technologies, Inc.	118,566	28,970,416
Northrop Grumman Corp.	33,619	16,297,483
RTX Corp.	7,701	1,051,032
Textron, Inc.	2,434	180,189
Total		72,267,019
Air Freight & Logistics 0.5%
Expeditors International of Washington, Inc.	52,251	5,890,255
FedEx Corp.	43,475	9,481,897
United Parcel Service, Inc., Class B	98,190	9,577,453
Total		24,949,605
Building Products 1.0%
Armstrong World Industries, Inc.	8,554	1,331,259
Builders FirstSource, Inc.(b)	212,840	22,918,611
Lennox International, Inc.	8,419	4,752,105
Owens Corning	22,803	3,054,462
Trane Technologies PLC	44,957	19,343,648
Total		51,400,085
Commercial Services & Supplies 1.3%
Waste Management, Inc.	270,534	65,190,578
Construction & Engineering 0.3%
AECOM	5,620	617,357
Arcosa, Inc.	165	14,235
Comfort Systems U.S.A., Inc.	7,012	3,353,349
Dycom Industries, Inc.(b)	12,687	2,916,995
EMCOR Group, Inc.	11,547	5,448,568
Sterling Infrastructure, Inc.(b)	4,041	759,748
Valmont Industries, Inc.	4,584	1,457,895
Total		14,568,147
Electrical Equipment 1.0%
Acuity, Inc.	34	8,836
AMETEK, Inc.	6,259	1,118,734
Eaton Corp. PLC	31,320	10,028,664
Emerson Electric Co.	14,742	1,759,900
Common Stocks (continued)
Issuer	Shares	Value ($)
NEXTracker, Inc., Class A(b)	67,639	3,834,455
Regal Rexnord Corp.	233,803	31,198,672
Total		47,949,261
Ground Transportation 2.6%
CSX Corp.	721,309	22,786,151
JB Hunt Transport Services, Inc.	15,285	2,122,322
Lyft, Inc., Class A(b)	23,199	353,553
Norfolk Southern Corp.	58,131	14,365,333
Old Dominion Freight Line, Inc.	5,100	816,867
Ryder System, Inc.	9,704	1,427,749
U-Haul Holding Co.(b)	2,418	154,752
U-Haul Holding Co.	40,740	2,323,810
Union Pacific Corp.	380,448	84,330,104
Total		128,680,641
Industrial Conglomerates 0.5%
Honeywell International, Inc.	109,041	24,716,323
Machinery 3.4%
AGCO Corp.	28,160	2,759,117
Caterpillar, Inc.	142,759	49,684,415
CNH Industrial NV	61,126	764,686
Cummins, Inc.	32,266	10,372,874
Deere & Co.	99,464	50,354,644
Dover Corp.	7,736	1,375,074
Illinois Tool Works, Inc.	56,839	13,930,102
Lincoln Electric Holdings, Inc.	11,913	2,306,238
PACCAR, Inc.	41,828	3,925,558
Parker-Hannifin Corp.	41,803	27,786,454
Snap-On, Inc.	13,979	4,483,764
Toro Co. (The)	31,960	2,421,929
Westinghouse Air Brake Technologies Corp.	6,084	1,230,915
Total		171,395,770
Marine Transportation 0.0%
Kirby Corp.(b)	13,139	1,453,699
Passenger Airlines 0.4%
Alaska Air Group, Inc.(b)	64,405	3,280,147
Delta Air Lines, Inc.	171,668	8,307,014
United Airlines Holdings, Inc.(b)	88,458	7,027,546
Total		18,614,707
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.1%
Amentum Holdings, Inc.(b)	761	15,716
Automatic Data Processing, Inc.	71,929	23,415,047
Paycom Software, Inc.	17,852	4,625,275
SS&C Technologies Holdings, Inc.	338,415	27,347,316
Total		55,403,354
Trading Companies & Distributors 1.2%
Air Lease Corp.	36,269	2,089,457
Ferguson Enterprises, Inc.	218,414	39,825,609
FTAI Aviation Ltd.	725	84,934
GATX Corp.	6,489	1,033,308
United Rentals, Inc.	14,139	10,015,785
W.W. Grainger, Inc.	6,991	7,603,132
Total		60,652,225
Total Industrials		737,241,414
Information Technology 10.7%
Communications Equipment 0.7%
Cisco Systems, Inc.	561,192	35,377,544
Juniper Networks, Inc.	6,779	243,569
Ubiquiti, Inc.	1,434	566,846
Total		36,187,959
Electronic Equipment, Instruments & Components 0.7%
Arrow Electronics, Inc.(b)	19,178	2,270,292
Avnet, Inc.	268	13,403
Corning, Inc.	48,680	2,414,041
Flex Ltd.(b)	129,042	5,458,476
IPG Photonics Corp.(b)	223	14,776
Jabil, Inc.	36,508	6,133,709
TE Connectivity PLC	103,853	16,623,750
Total		32,928,447
IT Services 1.7%
Accenture PLC, Class A	157,876	50,018,274
Akamai Technologies, Inc.(b)	2,777	210,858
Amdocs Ltd.	17,908	1,643,238
Cognizant Technology Solutions Corp., Class A	65,547	5,308,651
International Business Machines Corp.	106,609	27,618,128
Kyndryl Holdings, Inc.(b)	62,996	2,459,364
Total		87,258,513
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.1%
Advanced Micro Devices, Inc.(b)	3,370	373,160
Analog Devices, Inc.	110,857	23,721,181
Broadcom, Inc.	144,774	35,045,442
Intel Corp.	13,349	260,973
KLA Corp.	19,017	14,393,587
Lam Research Corp.	401,297	32,420,785
Micron Technology, Inc.	134,363	12,691,929
ON Semiconductor Corp.(b)	100,779	4,234,733
QUALCOMM, Inc.	43,460	6,310,392
Skyworks Solutions, Inc.	29,586	2,042,321
Texas Instruments, Inc.	405,289	74,107,094
Total		205,601,597
Software 2.4%
Adobe, Inc.(b)	76,642	31,813,328
Microsoft Corp.	107,495	49,486,398
Pegasystems, Inc.	23,164	2,273,547
Salesforce, Inc.	131,607	34,924,549
Total		118,497,822
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	268,055	53,838,847
Hewlett Packard Enterprise Co.	20,404	352,581
Total		54,191,428
Total Information Technology		534,665,766
Materials 3.4%
Chemicals 0.6%
Air Products & Chemicals, Inc.	2,269	632,847
CF Industries Holdings, Inc.	68,873	6,247,470
Dow, Inc.	8,024	222,586
Linde PLC	39,295	18,373,556
LyondellBasell Industries NV, Class A	86,065	4,861,812
NewMarket Corp.	1,508	971,242
PPG Industries, Inc.	7,402	820,141
Total		32,129,654
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.8%
CRH PLC	8,255	752,526
Eagle Materials, Inc.	2,472	499,863
Martin Marietta Materials, Inc.	64,212	35,159,280
Vulcan Materials Co.	3,181	843,188
Total		37,254,857
Containers & Packaging 0.9%
Avery Dennison Corp.	32,918	5,850,516
Graphic Packaging Holding Co.	115,396	2,564,099
International Paper Co.	491,667	23,506,599
Packaging Corp. of America	57,291	11,066,903
Sonoco Products Co.	212	9,655
Total		42,997,772
Metals & Mining 1.1%
Commercial Metals Co.	14,912	694,750
Freeport-McMoRan, Inc.	318,933	12,272,542
Newmont Corp.	183,789	9,689,356
Nucor Corp.	233,607	25,547,261
Reliance, Inc.	2,286	669,387
Steel Dynamics, Inc.	39,811	4,899,540
Total		53,772,836
Paper & Forest Products 0.0%
Louisiana-Pacific Corp.	15,942	1,435,896
Total Materials		167,591,015
Real Estate 1.7%
Health Care REITs 0.1%
Welltower, Inc.	29,436	4,541,386
Industrial REITs 0.1%
Prologis, Inc.	60,540	6,574,644
Real Estate Management & Development 0.0%
Jones Lang LaSalle, Inc.(b)	510	113,577
Residential REITs 0.1%
AvalonBay Communities, Inc.	34,091	7,048,996
Specialized REITs 1.4%
Common Stocks (continued)
Issuer	Shares	Value ($)
Extra Space Storage, Inc.	171,356	25,900,459
Public Storage	21,290	6,566,049
SBA Communications Corp.	150,746	34,956,490
Total		67,422,998
Total Real Estate		85,701,601
Utilities 1.9%
Electric Utilities 1.0%
American Electric Power Co., Inc.	102,758	10,634,425
Entergy Corp.	198,016	16,490,773
NextEra Energy, Inc.	98,876	6,984,601
Southern Co. (The)	198,245	17,842,050
Total		51,951,849
Independent Power and Renewable Electricity Producers 0.2%
AES Corp. (The)	253,333	2,556,130
Talen Energy Corp.(b)	23,471	5,725,750
Total		8,281,880
Multi-Utilities 0.7%
Ameren Corp.	81,677	7,912,868
CMS Energy Corp.	89,403	6,278,773
DTE Energy Co.	39,364	5,379,091
Public Service Enterprise Group, Inc.	84,804	6,871,668
WEC Energy Group, Inc.	83,437	8,964,471
Total		35,406,871
Total Utilities		95,640,600
Total Common Stocks (Cost $4,233,692,861)		4,899,474,311

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.495%(d),(e)	74,600,832	74,578,452
Total Money Market Funds (Cost $74,577,499)		74,578,452
Total Investments in Securities (Cost: $4,308,270,360)		4,974,052,763
Other Assets & Liabilities, Net		8,305,896
Net Assets		4,982,358,659
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Notes to Portfolio of Investments
(a)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2025, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at May 31, 2025.
(e)
Under Section 2(a)(3) of the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.495%
	107,104,326	803,143,942	(835,667,524)	(2,292)	74,578,452	6,281	5,133,344	74,600,832
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	319,433,873	—	0 *	319,433,873
Consumer Discretionary	575,824,453	—	—	575,824,453
Consumer Staples	434,984,648	—	—	434,984,648
Energy	377,407,473	—	—	377,407,473
Financials	1,071,565,106	—	—	1,071,565,106
Health Care	499,418,362	—	—	499,418,362
Industrials	737,241,414	—	—	737,241,414
Information Technology	534,665,766	—	—	534,665,766
Materials	167,591,015	—	—	167,591,015
Real Estate	85,701,601	—	—	85,701,601
Utilities	95,640,600	—	—	95,640,600
Total Common Stocks	4,899,474,311	—	0 *	4,899,474,311 *
Money Market Funds	74,578,452	—	—	74,578,452
Total Investments in Securities	4,974,052,763	—	0 *	4,974,052,763 *

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2025

Statement of Assets and Liabilities
May 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,233,692,861)	$4,899,474,311
Affiliated issuers (cost $74,577,499)	74,578,452
Receivable for:
Capital shares sold	2,207,102
Dividends	9,486,100
Foreign tax reclaims	34,779
Expense reimbursement due from Investment Manager	2,754
Prepaid expenses	10,148
Total assets	4,985,793,646
Liabilities
Due to custodian	2,293
Payable for:
Capital shares redeemed	2,606,148
Management services fees	80,705
Transfer agent fees	375,747
Compensation of board members	6,358
Other expenses	137,107
Deferred compensation of board members	226,629
Total liabilities	3,434,987
Net assets applicable to outstanding capital stock	$4,982,358,659
Represented by
Paid in capital	3,797,038,265
Total distributable earnings (loss)	1,185,320,394
Total - representing net assets applicable to outstanding capital stock	$4,982,358,659
Institutional Class
Net assets	$4,982,358,659
Shares outstanding	316,010,450
Net asset value per share	$15.77
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2025

Statement of Operations
Year Ended May 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$109,039,270
Dividends — affiliated issuers	5,133,344
Total income	114,172,614
Expenses:
Management services fees	29,904,546
Transfer agent fees
Institutional Class	4,486,171
Custodian fees	43,129
Printing and postage fees	270,494
Registration fees	108,056
Accounting services fees	33,081
Legal fees	79,987
Compensation of chief compliance officer	841
Compensation of board members	64,716
Deferred compensation of board members	28,983
Other	74,883
Total expenses	35,094,887
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(415,607)
Total net expenses	34,679,280
Net investment income	79,493,334
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	749,343,729
Investments — affiliated issuers	6,281
Foreign currency translations	1,718
Futures contracts	712,185
Net realized gain	750,063,913
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(484,887,286)
Investments — affiliated issuers	(2,292)
Net change in unrealized appreciation (depreciation)	(484,889,578)
Net realized and unrealized gain	265,174,335
Net increase in net assets resulting from operations	$344,667,669
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2025

Statement of Changes in Net Assets

	Year Ended May 31, 2025	Year Ended May 31, 2024
Operations
Net investment income	$79,493,334	$79,128,666
Net realized gain	750,063,913	245,372,642
Net change in unrealized appreciation (depreciation)	(484,889,578)	658,628,780
Net increase in net assets resulting from operations	344,667,669	983,130,088
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(416,033,452)	(297,380,148)
Institutional 3 Class	—	(172)
Total distributions to shareholders	(416,033,452)	(297,380,320)
Increase (decrease) in net assets from capital stock activity	(240,665,763)	437,160,933
Total increase (decrease) in net assets	(312,031,546)	1,122,910,701
Net assets at beginning of year	5,294,390,205	4,171,479,504
Net assets at end of year	$4,982,358,659	$5,294,390,205

	Year Ended		Year Ended
	May 31, 2025		May 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	66,303,574	1,061,893,202	72,910,420	1,111,477,137
Distributions reinvested	25,595,683	416,033,452	20,550,817	297,380,148
Shares redeemed	(104,425,464)	(1,718,592,417)	(63,961,386)	(971,693,628)
Net increase (decrease)	(12,526,207)	(240,665,763)	29,499,851	437,163,657
Institutional 3 Class
Shares redeemed	—	—	(173)	(2,724)
Net decrease	—	—	(173)	(2,724)

Total net increase (decrease)	(12,526,207)	(240,665,763)	29,499,678	437,160,933
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Value Strategies Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended May 31,
	2025	2024	2023	2022	2021
Per share data
Net asset value, beginning of period	$16.12	$13.95	$16.52	$17.67	$12.48
Income (loss) from investment operations:
Net investment income	0.25	0.26	0.25	0.23	0.21
Net realized and unrealized gain (loss)	0.81	2.89	(1.12)	0.02 (a)	5.34
Total from investment operations	1.06	3.15	(0.87)	0.25	5.55
Distributions to shareholders
Distributions from net investment income	(0.26)	(0.25)	(0.25)	(0.22)	(0.21)
Distributions from net realized gains	(1.15)	(0.73)	(1.45)	(1.18)	(0.15)
Total distributions to shareholders	(1.41)	(0.98)	(1.70)	(1.40)	(0.36)
Net asset value, end of period	$15.77	$16.12	$13.95	$16.52	$17.67
Total return	6.41%	23.45%	(5.54%)	1.22%	45.16%
Ratios to average net assets
Total gross expenses(b)	0.69%	0.70%	0.72%(c)	0.69%(c)	0.71%(c)
Total net expenses(b),(d)	0.69%	0.69%	0.72%(c)	0.69%(c)	0.71%(c)
Net investment income	1.56%	1.69%	1.69%	1.31%	1.41%
Supplemental data
Net assets, end of period (in thousands)	$4,982,359	$5,294,390	$4,171,477	$4,589,195	$5,055,717
Portfolio turnover	49%	20%	23%	22%	29%

Notes to Financial Highlights
(a)
Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio. For a new share class, the difference may be due to the timing of the commencement of operations for the share class.

(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements
May 31, 2025
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers the share class listed in the Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by

Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter
Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other

Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At May 31, 2025, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	712,185
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended May 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	297,353
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
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Notes to Financial Statements (continued)
May 31, 2025
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)

Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2025 was 0.59% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. to subadvise a portion of the assets of the Fund. Prior to May 27, 2025, Dimensional Fund Advisors, LP served as a subadviser to the Fund. In addition, on May 27, 2025, the Investment Manager has entered into a Subadvisory Agreement with American Century Investment Management, Inc. to serve as a subadviser to a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended May 31, 2025, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.09
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2025 (%)
Institutional Class	0.69
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
At May 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(98,859)	(52,099,141)	52,198,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2025			Year Ended May 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
89,795,176	326,238,276	416,033,452	76,531,369	220,848,951	297,380,320
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
13,359,726	525,385,973	—	646,801,324
At May 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,327,251,439	777,928,756	(131,127,432)	646,801,324
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,450,466,874 and $2,991,445,330, respectively, for the year ended May 31, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its
Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended May 31, 2025.
Note 9. Significant risks
Financials sector risk
The Fund is vulnerable to the particular risks that may affect companies in the financials sector. Companies in the financials sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financials sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Multi-Manager Value Strategies Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Shareholder concentration risk
At May 31, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Multi-Manager Value Strategies Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Multi-Manager Value Strategies Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2025. Shareholders will be notified in early 2026 of the amounts for use in preparing 2025 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$788,804,837
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Value Strategies Fund  | 2025

 Board Consideration and Approval of Subadvisory
Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi Manager Value Strategies Fund (the Fund). At its March 27, 2025, meeting (the March Meeting), the Board, including a majority of the Independent Trustees, unanimously approved the proposed subadvisory agreement between the Investment Manager and American Century Investment Management, Inc. (American Century) (the Subadvisory Agreement) with respect to the Fund.
At the March Meeting, independent legal counsel to the Independent Trustees reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board and its Investment Review Committee in connection with the Board’s evaluation of American Century’s proposed services.  Independent legal counsel noted that American Century already serves as subadviser to CTIVP – American Century Diversified Bond Fund and, in this regard, that the existing subadvisory agreement would be amended to add the Fund and provide for fees payable by the Investment Manager to American Century for its service to the Fund, but that no other changes to the existing subadvisory agreement were proposed.
The Independent Trustees noted the discussion relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2024 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement and/or subadvisory agreement. Independent legal counsel further indicated that the Independent Trustees should take into account the variety of written materials and oral presentations they received at the March meeting as well as all of the information previously considered at the June Meeting regarding the proposed renewal of the Fund’s then-existing advisory and subadvisory agreements.
The Trustees held discussions with the Investment Manager and American Century and reviewed and considered various written materials and oral presentations in connection with the evaluation of American Century’s proposed services, including the reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and American Century’s investment strategy/style and performance and from the Compliance Committee, with respect to the code of ethics and compliance program of American Century.  In considering the Subadvisory Agreement, the Board reviewed, among other things:
•
Terms of the Subadvisory Agreement;
•
Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•
Descriptions of various services proposed to be performed by American Century under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•
Information regarding the experience and resources of American Century, including information regarding senior management, portfolio managers, and other personnel;
•
Information regarding the capabilities of American Century’s compliance program; and
•
The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including a majority of the Independent Trustees, upon the recommendation of the Investment Manager, unanimously approved the Subadvisory Agreement on March 27, 2025.

Multi-Manager Value Strategies Fund  | 2025

Board Consideration and Approval of Subadvisory
Agreement (continued)
(Unaudited)
Nature, Extent and Quality of Services
The Board considered its analysis of the various reports and presentations it received, detailing the services proposed to be performed by American Century as a subadviser for the Fund, as well as the history, reputation, expertise, resources and capabilities, and the qualifications of the personnel of American Century. The Board considered the diligence and selection process undertaken by the Investment Manager to select American Century, including the Investment Manager’s rationale for recommending American Century, and the process for monitoring American Century’s ongoing performance of services for the Fund.
The Board observed that the compliance program of American Century, as an existing subadviser, is subject to ongoing review by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding American Century’s ability to carry out its responsibilities under the Subadvisory Agreement.  The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of American Century.  The Board also noted the presentation by American Century to the Board’s Investment Review Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. In this regard, the Board noted that the nature, extent and quality of services provided by American Century was not proposed to change as a result of the addition of the Fund. The Board noted the Investment Manager’s representation that American Century has experience subadvising registered mutual funds, including a Fund overseen by the Board.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement.
Investment Performance of American Century
The Board observed American Century’s relevant performance results versus the Fund’s benchmark and versus peers over various periods, noting outperformance results versus peers and industry benchmarks over certain of the 1-year and 3-year periods ended December 31, 2024.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of American Century, in light of other considerations, supported the approval of the Subadvisory Agreement.
Comparative Fees, Costs of Services Provided and Profitability
The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to American Century would be paid by the Investment Manager and would not impact the fees paid by the Fund.  The Board observed that the proposed subadvisory fees for American Century were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies.  The Board observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers.
Additionally, the Board considered the expected increase in the total profitability of the Investment Manager and its affiliates in connection with the Subadvisory Agreement.  Because the Subadvisory Agreement was negotiated at arm’s length by the Investment Manager, which is responsible for payments to American Century thereunder, the Board did not consider the profitability to American Century from its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Multi-Manager Value Strategies Fund  | 2025

Board Consideration and Approval of Subadvisory
Agreement (continued)
(Unaudited)
Economies of Scale
The Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth.  The Board considered, in this regard, the expected increase in profitability to the Investment Manager as a result of the Subadvisory Agreement.  The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund.  The Board also observed that fees to be paid under the Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund).  The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre established breakpoints.  The Board also noted, for the Subadvisory Agreement, that the breakpoints for American Century’s fees did not occur at the same levels as the breakpoints for the Investment Manager’s fees and the potential challenges of seeking to tailor the management agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement.  In reaching its conclusions, no single factor was determinative.
On March 27, 2025, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement appeared fair and reasonable in light of the services proposed to be provided and approved the Subadvisory Agreement with respect to the Fund.

Multi-Manager Value Strategies Fund  | 2025

[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN116_05_R01_(07/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of Investment Advisory Contract is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	July 23, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	July 23, 2025